SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

0-33207	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

1-707	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 5.          OTHER EVENTS

          On March 13, 2003, Great Plains Energy Incorporated (GPE) announced the retirement of Bernard J. Beaudoin. Mr. Beaudoin serves as GPE's Chairman of the Board, President and Chief Executive Officer and Kansas City Power & Light Company's Chairman of the Board and Chief Executive Officer. A copy of the press release is attached to this Form 8-K report as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit No.

99	Press release issued by Great Plains Energy Incorporated on March 13, 2003, announcing the retirement of Bernard J. Beaudoin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/Jeanie Sell Latz

Jeanie Sell Latz
Executive Vice President-Corporate and Shared Services and Secretary

KANSAS CITY POWER & LIGHT COMPANY

/s/Jeanie Sell Latz

Jeanie Sell Latz
Secretary

Date:     March 14, 2003